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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 29, 2004


                        POOLED AUTO SECURITIES SHELF LLC
                (Originator of Wachovia Auto Owner Trust 2004-A)
             (Exact Name of Registrant as Specified in its charter)


            Delaware                     333-114784              52-2233151
---------------------------------   --------------------    --------------------
  (State or Other Jurisdiction          (Commission           (I.R.S. Employer
        of Incorporation                File Number)         Identification No.


   One Wachovia Center, TW-9
   Charlotte, North Carolina                                       28288
---------------------------------                           --------------------
     (Address of Principal                                       (Zip Code)
       Executive Offices)

      Registrant's telephone number, including area code: (704) 715-6030
                                                          --------------

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Item 5.    Other Events.
           ------------

Filing of Certain Agreements:
-----------------------------

      In connection with the offering by Wachovia Auto Owner Trust 2004-A (the "Issuer") of Asset Backed Notes, final copies of the Underwriting Agreement, Trust Agreement, Indenture, Sale and Servicing Agreement, Administration Agreement and Receivables Purchase Agreement are attached as exhibits hereto.

      On June 15, 2004, Pooled Auto Securities Shelf LLC (the "Company") entered into an underwriting agreement, dated June 15, 2004 (the "Underwriting Agreement"), between the Company and Wachovia Capital Markets, LLC, as representative of the several underwriters named therein. The Underwriting Agreement is attached hereto as Exhibit 1.1.

      On June 29, 2004, the Company entered into an amended and restated trust agreement, dated as of June 1, 2004 (the "Trust Agreement"), between the Company, as depositor, and Wilmington Trust Company, as trustee (the "Owner Trustee"). The Trust Agreement is attached hereto as Exhibit 4.1.

      On June 29, 2004, the Issuer and U.S. Bank, National Association, as trustee (the "Indenture Trustee"), entered into an indenture, dated as of June 1, 2004 (the "Indenture"). The Indenture is attached hereto as Exhibit 4.3.

      On June 29, 2004, the Company entered into a sale and servicing agreement, dated as of June 1, 2004 (the "Sale and Servicing Agreement"), among the Company, as depositor, the Issuer and Wachovia Bank, National Association ("Wachovia Bank"), as seller and servicer. The Sale and Servicing Agreement is attached hereto as Exhibit 10.1.

      On June 29, 2004, the Issuer entered into an administration agreement, dated as of June 1, 2004 (the "Administration Agreement"), among the Issuer, the Company, Wachovia Bank, as administrator, and the Indenture Trustee. The Administration Agreement is attached hereto as Exhibit 10.2.

      On June 29, 2004, the Company entered into a receivables purchase agreement, dated as of June 1, 2004 (the "Receivables Purchase Agreement"), between Wachovia Bank, as seller, and the Company, as purchaser. The Receivables Purchase Agreement is attached hereto as Exhibit 10.3.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
          ------------------------------------------------------------------

(a)   Not applicable.

(b)   Not Applicable.

(c)   Exhibits.

1.1 Underwriting Agreement, dated June 15, 2004, between the Company and Wachovia Capital Markets, LLC, as representative of the several underwriters named therein.

4.1 Amended and Restated Trust Agreement, dated as of June 1, 2004, among the Company, as depositor, and the Owner Trustee.
4.3 Indenture, dated as of June 1, 2004, between the Issuer and the Indenture Trustee.
10.1 Sale and Servicing Agreement, dated as of June 1, 2004, among the Company, as depositor, the Issuer and Wachovia Bank, as seller and servicer.
10.2 Administration Agreement, dated as of June 1, 2004, among the Issuer, the Company, Wachovia Bank, as administrator, and the Indenture Trustee.
10.3 Receivables Purchase Agreement, dated as of June 1, 2004, between Wachovia Bank, as seller, and the Company, as purchaser.



                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     POOLED AUTO SECURITIES SHELF LLC



                                     By:       /s/Curtis A. Sidden, Jr.
                                        -------------------------------------
                                                  Curtis A. Sidden, Jr.
                                                     Vice President
Dated:  July 9, 2004


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                               Index to Exhibits
                               -----------------
Exhibit
-------

1.1 Underwriting Agreement, dated June 15, 2004, between the Company and Wachovia Capital Markets, LLC, as representative of the several underwriters named therein.

4.1 Amended and Restated Trust Agreement, dated as of June 1, 2004, among the Company, as depositor, and the Owner Trustee.

4.3 Indenture, dated as of June 1, 2004, between the Issuer and the Indenture Trustee.

10.1 Sale and Servicing Agreement, dated as of June 1, 2004, among the Company, as depositor, the Issuer and Wachovia Bank, as seller and servicer.

10.2 Administration Agreement, dated as of June 1, 2004, among the Issuer, the Company, Wachovia Bank, as administrator, and the Indenture Trustee.

10.3 Receivables Purchase Agreement, dated as of June 1, 2004, between Wachovia Bank, as seller, and the Company, as purchaser.